UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 23, 2024

Via Renewables, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36559	46-5453215
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12140 Wickchester Ln, Ste 100

Houston, Texas 77079

(Address of Principal Executive Offices)

(Zip Code)

(713) 600-2600

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of exchange on which registered

Class A common stock, par value $0.01 per share	VIA	The NASDAQ Global Select Market

8.75% Series A Fixed-to-Floating Rate Cumulative Redeemable Perpetual Preferred Stock, par value $0.01 per share	VIASP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 23, 2024, Via Renewables, Inc. (the “Company”) convened its Special Meeting of Shareholders (the “Special Meeting”). A total of 6,183,985 shares of the Class A Common Stock, par value $0.01 per share (the “Class A Common Stock”), and Class B common stock, par value $0.01 per share (the “Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”) representing 85.5% of the total shares of Common Stock outstanding and eligible to vote as of March 25, 2024 (the “Record Date”), were represented in person or by valid proxies at the Special Meeting. The percentage constituted a quorum.

The sole matter acted upon by the Company’s shareholders at the Special Meeting was the Adjournment Proposal (as defined below). The final voting results for the Adjournment Proposal, as described in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on March 28, 2024 and the supplements to such definitive proxy statement filed prior to the date hereof (together, the “Proxy Statement”), are set forth below.

(1)

To consider and vote on a proposal (the “Adjournment Proposal”) to adjourn the Special Meeting from time to time, if necessary or appropriate (as determined in good faith by the Company), to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to obtain the Requisite Company Vote (as defined in the Proxy Statement):

For	Against	Abstain

5,954,434	197,410	32,141

The Special Meeting will be reconvened on June 7, 2024 at 10:00 AM Central Time for the purpose of allowing additional time for shareholders to vote on the Merger Proposal and the Compensation Proposal (the “Reconvened Meeting”). The Reconvened Meeting will be held via live webcast on the Internet at www.virtualshareholdermeeting.com/VIA2024SM.

Item 8.01 Other Events.

On May 23, 2024, the Company issued a press release announcing the results of the Special Meeting and the adjournment of the Special Meeting. A copy of that press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Press Release of Via Renewables, Inc., dated May 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Via Renewables, Inc., dated May 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 24, 2024

Via Renewables, Inc.

By:	/s/ Mike Barajas
Name:	Mike Barajas
Title:	Chief Financial Officer

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